UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

RONN Motor Group, Inc.
(Exact name of registrant as specified in charter)

DELAWARE		474161690
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20645 North Pima Road, Suite 140 Scottsdale, AZ 85255
(Address of principal executive offices)

Registrant’s telephone number, including area code (480) 498-8989

 ___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01 Other Events.

RONN Motor Group, a Delaware corporation (the “Registrant”), discloses that one of its several joint ventures in China referenced in its Registration Statement on Form S-1 received its first stage investment from a Chinese municipal government partner.. The joint venture partner’s name is not being disclosed and will be redacted due to confidentiality matters but will be disclosed to the Commission as necessary in a non-public exhibit or otherwise.

1.

 The first stage investment of 15 million RMB (Chinese Yuan Currency) (approximate equivalent of USD$2.2 million) has been completed. These funds have been deposited into the joint venture company s Chinese bank account and are allocated to our second-generation prototype.

2.	The Joint Venture Agreement also includes many short term and long-term incentives which include:

a.	An office building for RONN China s headquarters in Shanghai s Central Business Districts (CBD) near Hongqiao Airport.
b.	Land and subsidies for future development of manufacturing or operations in their joint venture partner s municipal district.

3.

RONN Motor Group has signed a Management Consulting agreement with Xizang Kai Xuan Investment & Management Co., Ltd., an affiliated company of Arbor Lake Capital. By utilizing Xizang Kai Xuan Investment’s multinational companies’ management experience and integration capabilities of joint ventures, RONN China anticipates a smooth market entry into China and business integration until RONN China’s own team is completely established. Such agreement is being held in confidential basis for filing at the present time but is available for confidential review by the Commission.

2

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale, Arizona, on this 7th day of November, 2019.

RONN MOTOR GROUP, INC.

By:	/s/ Ronal (Maxwell) Ford
Ronal (Maxwell) Ford Chief Executive Officer

3